                                                                    EXHIBIT 99.2

                                FORM OF ELECTION
                                      AND
                             LETTER OF TRANSMITTAL

                     TO ACCOMPANY CERTIFICATES REPRESENTING
                            SHARES OF COMMON STOCK,
                          $.01 PAR VALUE PER SHARE, OF

                               VSI HOLDINGS, INC.

PLEASE READ AND FOLLOW THE ACCOMPANYING INSTRUCTIONS CAREFULLY

THE EXCHANGE AGENT IS:  EQUISERVE TRUST COMPANY, N.A.

-----------------------------------------------------------------------------------------------
           BY MAIL:                        BY HAND:                  BY OVERNIGHT COURIER:
-----------------------------------------------------------------------------------------------
 [Insert appropriate address]    [Insert appropriate address]    [Insert appropriate address]
-----------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------

     For Confirmation Telephone:

     TO BE EFFECTIVE, THIS FORM OF ELECTION AND LETTER OF TRANSMITTAL MUST BE RECEIVED BY THE EXCHANGE AGENT BY 5:00 P.M. EASTERN DAYLIGHT SAVINGS TIME
          , 2001 (OR, IF THE MEETING OF VSI HOLDINGS SHAREHOLDERS TO APPROVE THE MERGER IS POSTPONED, TWO BUSINESS DAYS BEFORE THE DATE OF THE MEETING), TOGETHER WITH (1) THE CERTIFICATE(S) REPRESENTING ALL SHARES OF VSI HOLDINGS COMMON STOCK TO WHICH THIS FORM OF ELECTION AND LETTER OF TRANSMITTAL RELATES OR (2) A PROPERLY COMPLETED GUARANTEE OF DELIVERY WITH RESPECT TO THAT CERTIFICATE(S). DELIVERY OF SHARES OF VSI HOLDINGS COMMON STOCK MAY ALSO BE MADE BY BOOK-ENTRY TRANSFER TO THE EXCHANGE AGENT'S ACCOUNT AT THE DEPOSITORY TRUST COMPANY ("DTC"). SEE GENERAL INSTRUCTION 15.

     DELIVERY OF THIS FORM OF ELECTION AND LETTER OF TRANSMITTAL TO AN ADDRESS OTHER THAN THAT OF THE EXCHANGE AGENT WILL NOT CONSTITUTE A VALID DELIVERY TO THE EXCHANGE AGENT.

--------------------------------------------------------------------------------
         DESCRIPTION OF SHARES OF VSI HOLDINGS COMMON STOCK SURRENDERED

----------------------------------------------------------------------------------------------------------
                 NAME(S) AND ADDRESS(ES) OF
                      RECORD HOLDER(S)                              CERTIFICATES BEING SURRENDERED
             (AS SHOWN ON THE CERTIFICATE(S))*                   (ATTACH ADDITIONAL LIST IF NECESSARY)
----------------------------------------------------------------------------------------------------------
                                                                                       NUMBER OF SHARES
                                                                                     REPRESENTED BY EACH
                                                                                       CERTIFICATE (OR
                                                                  CERTIFICATE            COVERED BY A
                                                                  NUMBER(S)**       GUARANTEE OF DELIVERY)
                                                              ------------------------------------------

                                                              ------------------------------------------

                                                              ------------------------------------------

                                                              ------------------------------------------

                                                              ------------------------------------------

                                                              ------------------------------------------

                                                              ------------------------------------------

                                                              ------------------------------------------
                                                                  TOTAL SHARES
----------------------------------------------------------------------------------------------------------

  * For a delivery using the guarantee of delivery procedures, exactly as name(s) will appear on the certificate(s) when delivered.

 ** Certificate numbers are not required if certificates will be delivered using the guarantee of delivery procedures.
--------------------------------------------------------------------------------

     Pursuant to the Agreement and Plan of Merger, dated as of March 24, 2001, by and between SPX Corporation and VSI Holdings, Inc., the undersigned surrenders to the exchange agent the certificate(s) representing all of the shares of VSI Holdings common stock, $.01 par value per share, which the undersigned owns of record and elects, in the manner indicated below, to have the VSI Holdings common stock evidenced by that certificate(s) converted into the right to receive, for all of the undersigned's shares of VSI common stock, either:

     (A) All stock consideration in the form of 0.043 shares of SPX common stock per share of VSI Holdings common stock; or

     (B) Combination consideration consisting of: (1) 0.043 shares of SPX common stock per share of VSI Holdings common stock for 55% of the VSI Holdings shares held by the undersigned and (2) $4.35 per share of VSI Holdings common stock for 45% of the VSI Holdings shares held by the undersigned, subject to adjustment as provided in Section 1.5 of the Agreement and Plan of Merger.

     IF THE UNDERSIGNED DOES NOT MARK ONE OF THE ELECTION BOXES BELOW, THE UNDERSIGNED WILL BE DEEMED TO HAVE INDICATED NO PREFERENCE AS TO THE RECEIPT OF ALL STOCK CONSIDERATION OR A COMBINATION OF STOCK CONSIDERATION AND CASH CONSIDERATION AND THE UNDERSIGNED WILL AUTOMATICALLY RECEIVE ONLY SPX COMMON STOCK IN EXCHANGE FOR THE UNDERSIGNED'S VSI HOLDINGS COMMON STOCK.

     The undersigned understands that this election is subject to certain terms, conditions and limitations explained in the merger agreement and described in the accompanying proxy statement-prospectus. A copy of the merger agreement is attached to the proxy statement-prospectus as Appendix A. These terms, conditions and limitations include, but are not limited to, the fact that pursuant to the allocation procedures described in the proxy statement-prospectus and set forth in the merger agreement, holders may be subject to an adjustment process in which a holder who elects the combination consideration of 45% cash and 55% stock for the holder's shares of VSI Holdings common stock receives a larger proportion of stock and a smaller proportion of cash. All elections are subject to the allocation procedures set forth in Section 1.5 of the merger agreement. The allocation procedures are described under the caption "Election of Form of Consideration; Conversion of Shares" in the proxy statement-prospectus. The undersigned is urged to read the merger agreement and the proxy statement-prospectus in their entirety before completing this form of election and letter of transmittal.

     The undersigned understands that the definitive terms under which the merger will be effected in accordance with the merger agreement, including the amount and form of consideration to be received by holders of VSI Holdings common stock, the effect of this form of election and letter of transmittal, and certain conditions to the consummation of the merger, are summarized in the proxy statement-prospectus and all of those definitive terms and conditions are described in full in the merger agreement. The undersigned also understands that different tax consequences may be associated with each of the election options, and the undersigned is aware that those consequences are summarized in general terms in the proxy statement-prospectus section entitled "Certain Federal Income Tax Consequences." The undersigned hereby makes the following election for all of the undersigned's shares of VSI Holdings common stock owned of record and surrendered with this form of election and letter of transmittal:

                                    ELECTION

     Check one of the boxes below:

     [ ] All Stock Election

     [ ] Combination Election (Cash and Stock)

     The exchange agent reserves the right to deem that the undersigned has not made an election if:

          (A) None of the above elections is made or more than one of the above elections is made;

          (B) The undersigned fails to follow the instructions on this form of election and letter of transmittal (including failure to submit share certificate(s), confirmation of a book-entry transfer of shares at DTC or a guarantee of delivery) or otherwise fails to properly make an election;

          (C) A completed form of election and letter of transmittal (including submission of the holder's share certificate(s), confirmation of a book-entry transfer of the shares at DTC or a guarantee of delivery) is not received by the exchange agent by 5:00 p.m. Eastern Daylight Savings time
     on           (or, if the meeting of VSI Holdings shareholders to approve the merger is postponed, two business days before the date of the meeting);

          (D) The undersigned returns this form of election and letter of transmittal with a guarantee of delivery but does not deliver the share certificate(s) representing the shares in respect of which the election is being made or confirmation of a book-entry transfer of the shares at DTC within the time set forth on the guarantee of delivery.

     In order to receive the merger consideration, this form of election and letter of transmittal must be (1) completed and signed in the space in the box labeled "Shareholder(s) Sign Here" and on the Substitute Form W-9 and (2) mailed or delivered with the holder's share certificate(s) or a guarantee of delivery to the exchange agent at the address (or the facsimile number solely with respect to a guarantee of delivery) set forth above. In order to properly make an election, the form of election and letter of transmittal and other required documents must be received by the exchange agent prior to the election deadline. SPX will notify the exchange agent of any extension of the election deadline by oral notice (promptly confirmed in writing) or written notice and will make a press release or other public announcement of that extension prior to 9:00 a.m., Eastern Daylight Savings time, on the next business day following the previously scheduled election deadline.

     If the undersigned is acting in a representative or fiduciary capacity for a particular beneficial owner, the undersigned hereby certifies that this form of election and letter of transmittal covers all of the shares of VSI Holdings common stock owned of record by the undersigned in a representative or fiduciary capacity for that particular beneficial owner.

     The undersigned hereby acknowledges receipt of the proxy statement-prospectus and agrees that all elections, instructions and orders in this form of election and letter of transmittal are subject to the terms and conditions of the merger agreement, the proxy statement-prospectus and the instructions applicable to this form of election and letter of transmittal. The undersigned represents and warrants that the undersigned is, as of the date of this form of election and letter of transmittal, and will be, as of the effective time of the merger, the record holder of the shares of VSI Holdings common stock represented by the certificate(s) being surrendered, with good title to those shares of common stock and full power and authority (1) to sell, assign and transfer those common shares free and clear of all liens, restrictions, charges and encumbrances, and not subject to any adverse claims and (2) to make the election indicated herein. The undersigned will, upon request, execute any additional documents necessary or desirable to complete the surrender and exchange of those shares of VSI Holdings common stock.

     The undersigned hereby irrevocably appoints the exchange agent as agent of the undersigned, to effect the exchange as described in the merger agreement and the instructions in this form of election and letter of transmittal. The undersigned hereby authorizes and instructs the exchange agent to deliver the certificate(s) covered by this form of election and letter of transmittal, and to receive on the undersigned's behalf, in exchange for the VSI Holdings common shares represented by that certificate(s), any check and/or any certificate(s) for SPX common stock issuable to the undersigned. Furthermore, the undersigned authorizes the exchange agent to follow any election and to rely upon all representations, certifications and instructions contained in this form of election and letter of transmittal. All authority conferred or agreed to be conferred in this form of election and letter of transmittal is binding upon the successors, assigns, heirs, executors, administrators and legal representatives of the undersigned and is not affected by, and survives, the death or incapacity of the undersigned.

     Record holders of shares of VSI Holdings common stock who are nominees, trustees or who hold shares in other representative capacities may submit a separate form of election and letter of transmittal for each beneficial holder for whom that record holder is a nominee, trustee or representative; provided, however, that at the request of SPX, that record holder must certify to the satisfaction of SPX that the record holder holds those shares as nominee for the beneficial owner(s) thereof. Each beneficial owner for whom a form of election and letter of transmittal is submitted will be treated as a separate holder of shares of VSI Holdings common stock, subject to the provisions concerning joint elections.

     Completing and returning this form of election and letter of transmittal does not have the effect of casting a vote with respect to approval of the merger agreement and approval of the related transactions at the special meeting of shareholders of VSI Holdings.

                             GUARANTEE OF DELIVERY
                             (TO BE USED ONLY AS TO
                     CERTIFICATES NOT TRANSMITTED WITH THIS
                  FORM OF ELECTION AND LETTER OF TRANSMITTAL)
                              (SEE INSTRUCTION 15)

     The undersigned (check applicable box),

     [ ]  a member of a registered national securities exchange,

     [ ]  a member of the National Association of Securities Dealers, Inc., or

     [ ]  a commercial bank or trust company in the United States,

guarantees to deliver to the exchange agent either all of the certificate(s) for shares of VSI Holdings common stock to which this form of election and letter of transmittal relates, or such of those certificates as are identified below, duly endorsed in blank or otherwise in form acceptable for transfer on the books of VSI Holdings, no later than 5:00 p.m., Eastern Daylight Savings time, on,
          2001 (or, if the meeting of VSI Holdings shareholders to approve the merger is postponed, two business days before the date of the meeting).


SHARES REPRESENTED
BY EACH CERTIFICATE                              CERTIFICATE NUMBER
---------------------------------------------    ---------------------------------------------
---------------------------------------------    ---------------------------------------------
---------------------------------------------    ---------------------------------------------
---------------------------------------------    ---------------------------------------------
---------------------------------------------    ---------------------------------------------
---------------------------------------------    ---------------------------------------------

                             (FIRM -- PLEASE PRINT)

------------------------------------------------------

------------------------------------------------------

------------------------------------------------------

------------------------------------------------------
                             (AUTHORIZED SIGNATURE)

------------------------------------------------------

DATED:
---------------------------------------------

                                   (ADDRESS)

------------------------------------------------------

------------------------------------------------------

------------------------------------------------------

------------------------------------------------------
                             (DAYTIME AREA CODE AND
                               TELEPHONE NUMBER)

------------------------------------------------------

                          SPECIAL PAYMENT INSTRUCTIONS

                            (SEE INSTRUCTIONS 4 & 6)

     To be completed ONLY if the check is to be made payable to and/or the certificate(s) for SPX common stock is to be issued in the name of someone other than the record holder(s) of the shares of VSI Holdings common stock or the name of the record holder(s) needs to be corrected or changed.

Issue: [ ] Certificate [ ] Check to:

(PLEASE PRINT)
Name:
--------------------------------------------------------------------------------
Address:
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
(INCLUDE ZIP CODE)

TAX IDENTIFICATION NUMBER OR SOCIAL SECURITY NUMBER:
------------------------------

                         SPECIAL DELIVERY INSTRUCTIONS

                            (SEE INSTRUCTIONS 4 & 6)

     Complete ONLY if the check and/or the certificate(s) for SPX common stock are to be issued in the name of the record holder(s) of the shares of VSI Holdings common stock but are to be sent to another person or to an address other than as set forth beneath the record holder's signature on this form of election and letter of transmittal.

Check or certificate(s) for SPX common stock to be delivered to:*

(PLEASE PRINT)
Name:
--------------------------------------------------------------------------------
Address:
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
(INCLUDE ZIP CODE)

                 *PLEASE ATTACH ADDITIONAL SHEETS IF NECESSARY.

                            SHAREHOLDER(S) SIGN HERE
                   (ALSO COMPLETE SUBSTITUTE FORM W-9 BELOW)

     Please sign exactly as your name(s) appear(s) on your certificate(s). If this is a joint election, each person covered by this form of election and letter of transmittal must sign personally.

     A check(s) or certificate(s) for SPX common stock will be issued only in the name of the person(s) submitting this form of election and letter of transmittal and will be mailed to the address indicated beneath the person's signature unless the special delivery or special payment instructions are completed.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                (SIGNATURE(S) OF OWNER(S) -- SEE INSTRUCTION 5)

Dated:
------------------------------ , 2001

Social Security or Other Tax Identification Number(s):
------------------------------------------------------

     If signature is by a person(s) other than the record holder(s) and in the capacity of trustee, executor, administrator, guardian, attorney-in-fact, officer of a corporation or any other persons(s) acting in a fiduciary or representative capacity, please provide the following information. See Instruction 5.

(PLEASE PRINT)

Name:
--------------------------------------------------------------------------------

Capacity:
--------------------------------------------------------------------------------

Address:
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
(INCLUDE ZIP CODE)

Daytime Telephone Number:
--------------------------------------------------------------------------------

                              SIGNATURE GUARANTEE
                      (IF REQUIRED BY INSTRUCTION 4 OR 6)
                   APPLY SIGNATURE GUARANTEE MEDALLION BELOW

     The undersigned hereby guarantees the signature(s) which appear(s) on this form of election and letter of transmittal.

Dated:
------------------------------ , 2001

NAME OF ELIGIBLE INSTITUTION ISSUING GUARANTEE

--------------------------------------------------------------------------------

     NOTE: THE SURRENDERED CERTIFICATES DO NOT REQUIRE AN ENDORSEMENT OR A GUARANTEE OF SIGNATURE IF THE CHECK AND/OR CERTIFICATE REPRESENTING SPX COMMON STOCK IS TO BE ISSUED IN EXACTLY THE NAME OF THE RECORD HOLDER AS INSCRIBED ON THE SURRENDERED CERTIFICATES OF VSI HOLDINGS COMMON STOCK.

----------------------------------------------------------------------------------------------------------------------------
SUBSTITUTE FORM W-9
----------------------------------------------------------------------------------------------------------------------------

 PAYER:                             NAME (IF JOINT NAMES, LIST FIRST AND CIRCLE THE NAME OF THE PERSON OR ENTITY WHOSE
                                    NUMBER YOU ENTER IN PART 1 BELOW):
                                    ------------------------------------------------------------------------------------
                                    ADDRESS:--------------------------------------------------------------------------
                                    CITY, STATE AND ZIP CODE:-------------------------------------------------------
                                    LIST ACCOUNT NUMBER(S) HERE (OPTIONAL):-----------------------------------
                                   ---------------------------------------------------------------------------------------
                                    PART 1 -- Please provide your Taxpayer
                                    Identification Number (TIN) in the box at right     ----------------------------------
                                    and certify by signing and dating below.            Social Security Number or Employer
                                                                                        Identification Number (If awaiting
                                                                                        TIN write "Applied for")
----------------------------------------------------------------------------------------------------------------------------
                                    PART 2 -- Check the box if you are subject to backup withholding because:
                                    (1)  You have been notified by the Internal Revenue Service that you are subject to backup
 DEPARTMENT OF THE                       withholding as a result of failure to report all interest or dividends [   ], or
 TREASURY INTERNAL                 (2)  The Internal Revenue Service has not notified you that you are no longer subject to
 REVENUE SERVICE
                                   backup
                                         withholding [   ]
----------------------------------------------------------------------------------------------------------------------------
 PAYOR'S REQUEST                    PART 3 -- Check the box if you are awaiting a TIN [ ]
 FOR TAXPAYER
 IDENTIFICATION
 NUMBER ("TIN")
----------------------------------------------------------------------------------------------------------------------------
                                    Certification -- Under the penalties of perjury, I certify that the information provided on this form is true, correct and complete.

                                    SIGNATURE: ---------------------------------------------- DATE:-------------------
----------------------------------------------------------------------------------------------------------------------------

     NOTE: FAILURE TO COMPLETE AND RETURN THIS FORM MAY RESULT IN BACKUP U.S. FEDERAL INCOME TAX WITHHOLDING OF 31% OF ANY PAYMENTS MADE TO YOU PURSUANT TO THE MERGER AGREEMENT. BACKUP WITHHOLDING IS NOT AN ADDITIONAL TAX BUT MERELY AN ADVANCE PAYMENT, WHICH MAY BE REFUNDED TO THE EXTENT IT RESULTS IN OVERPAYMENT OF TAX. CERTAIN PERSONS ARE EXEMPT FROM BACKUP WITHHOLDING. PLEASE REVIEW THE ATTACHED "GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION NUMBER ON SUBSTITUTE FORM W-9" FOR ADDITIONAL DETAILS.

                                  INSTRUCTIONS

     This form of election and letter of transmittal should be completed and submitted to the exchange agent prior to the election deadline by those holders of shares of VSI Holdings common stock desiring to make an election. Holders of VSI Holdings common stock who do not complete and submit this form of election and letter of transmittal prior to the election deadline cannot make an election. They will be deemed to have made a non-election and will automatically receive SPX common stock in exchange for their VSI Holdings common stock.

     Until a record holder's share certificate(s) or confirmation of a book-entry transfer of the shares at DTC is received by the exchange agent at the address (or the facsimile number solely with respect to a guarantee of delivery) set forth on the front of this form of election and letter of transmittal, together with any other documents the exchange agent may require, and until these documents are processed for exchange by the exchange agent, the holder will not receive any certificate representing the stock consideration and any check representing any cash consideration or the check representing cash in lieu of fractional shares (if any) in exchange for the holder's share certificate(s).

     VSI Holdings shareholders will not receive interest on any cash consideration they receive. No dividend or distribution with respect to shares of SPX common stock will be payable on or with respect to any fractional share, and fractional share interests will not entitle their owners to vote or to any other rights of a SPX stockholder. In lieu of any fractional share of SPX common stock, SPX will pay to each former VSI Holdings shareholder who otherwise would be entitled to receive a fractional share of SPX common stock an amount in cash equal to $101.17 multiplied by the fractional share of SPX common stock to which the holder would otherwise be entitled. SPX will not pay declared dividends or distributions to persons entitled to receive certificates for shares of SPX common stock until they surrender their certificates for SPX common stock, at which time SPX will pay the dividends or distributions. In no event will the persons entitled to receive these dividends be entitled to interest on them.

1.   TIME IN WHICH TO MAKE AN ELECTION

     For an election to be validly made, the exchange agent must receive, at the address set forth on the front of this form of election and letter of transmittal, prior to the election deadline, this form of election and letter of transmittal, properly completed and executed, and accompanied by all of the certificates representing the shares of VSI Holdings common stock owned by that holder, confirmation of a book-entry transfer of the shares at DTC or by a guarantee of delivery. Any shareholder whose form of election and letter of transmittal and certificates (or confirmation of a book-entry transfer of the shares at DTC or guarantee of delivery) are not so received will be deemed to have made a non-election. In the event shares of VSI Holdings common stock covered by a guarantee of delivery are not received (or are not the subject of a confirmation of a book-entry transfer of the shares at DTC) by the date set forth in the guarantee of delivery, unless that deadline has been extended in accordance with the terms of the merger agreement, the holder will be deemed to have made a non-election.

2.   CHANGE OR REVOCATION OF ELECTION

     Any holder of VSI Holdings common stock who has made an election by submitting a form of election and letter of transmittal to the exchange agent may at any time prior to the election deadline change that holder's election by submitting to the exchange agent a revised form of election and letter of transmittal, properly completed and signed, that is received by the exchange agent prior to the election deadline. Any holder of VSI Holdings common stock may, at any time prior to the election deadline, revoke his election by written notice received by the exchange agent prior to the election deadline or by withdrawal prior to the election deadline of his certificates for VSI Holdings common stock, or of the guarantee of delivery of such certificates, previously deposited with the exchange agent. All elections will be revoked automatically if the exchange agent is notified in writing by SPX or VSI Holdings that the merger agreement has been terminated. Any holder of VSI Holdings common stock who had deposited certificates for VSI Holdings common stock with the exchange agent will have the right to withdraw the certificates for VSI Holdings common stock by written notice received by the exchange agent. Elections as to the desired form of consideration may not be changed after the merger is effective.

3.   NOMINEES

     Record holders of VSI Holdings common stock who are nominees, trustees or who hold shares of VSI Holdings common stock in other representative capacities may submit a separate form of election and letter of transmittal for each beneficial owner for whom the record holder is a nominee; provided, however, that the record holder certifies that each form of election and letter of transmittal covers all VSI Holdings stock held by the record holder for a particular beneficial owner. Each beneficial owner for which a form of election and letter of transmittal is submitted will be treated as a separate holder of VSI Holdings common stock.

4.   GUARANTEE OF SIGNATURES

     No signature guarantee is required on this form of election and letter of transmittal if this form of election and letter of transmittal is signed by the record holder(s) of the VSI Holdings common stock tendered with this form of election and letter of transmittal, and the certificate representing SPX common stock and/or the check, if applicable, are to be issued to that record holder(s) without any correction or change in the name of the record holder(s). IN ALL OTHER CASES, ALL SIGNATURES ON THIS FORM OF ELECTION AND LETTER OF TRANSMITTAL MUST BE GUARANTEED. All signatures required to be guaranteed in accordance with these instructions must be guaranteed by a bank, broker or other institution that is a member of a Medallion Signature Guaranty Program. Public notaries cannot execute acceptable guarantees of signatures.

5. SIGNATURES ON FORM OF ELECTION AND LETTER OF TRANSMITTAL, STOCK POWERS AND ENDORSEMENTS

     (A) If this form of election and letter of transmittal is signed by the record holder(s) of the certificate(s) being tendered without any alteration, variation, correction or change in the name of the record holder(s), the signature(s) must correspond exactly with the name(s) as written on the face of the certificate(s) without any change whatsoever. In the event the name of the record holder(s) needs to be corrected or has changed (by marriage or otherwise), see Instruction 6.

     (B) If any shares of VSI Holdings common stock being tendered are held of record by two or more joint holders, each of the joint holders must sign this form of election and letter of transmittal.

     (C) If this form of election and letter of transmittal is signed by the record holder(s) of the share certificate(s) listed and transmitted by this form of election and letter of transmittal, no endorsements of the certificate(s) or separate stock powers are required.

     (D) If any surrendered shares of VSI Holdings common stock are registered in different names on several share certificates, it will be necessary to complete, sign and submit as many separate forms of election and letters of transmittal as there are different registrations of share certificates.

     (E) If this form of election and letter of transmittal is signed by a person(s) other than the record holder(s) of the certificate(s) listed, the certificate(s) must be endorsed or accompanied by appropriate stock powers, in either case signed exactly as the name of the record holder(s) appears on the certificate(s). Signatures on the certificate or stock powers must be guaranteed. See Instruction 4.

     (F) If this form of election and letter of transmittal or any share certificate(s) or stock power(s) is signed by a person(s) other than the record holder(s) of the share certificate(s) listed and the signer(s) is acting in the capacity of trustee, executor, administrator, guardian, attorney-in-fact, officer of a corporation or any other person(s) acting in a fiduciary or representative capacity, that person(s) must so indicate when signing and must submit proper evidence satisfactory to the exchange agent of authority to so act.

6.   SPECIAL PAYMENT AND DELIVERY INSTRUCTIONS

     Unless instructions to the contrary are given in the box entitled "Special Payment Instructions" or the box entitled "Special Delivery Instructions," the certificate representing SPX common stock and/or the check to be distributed upon the surrender of the shares of VSI Holdings common stock pursuant to this form of election and letter of transmittal will be issued in the name and mailed to the address of the record holder(s) indicated in the box entitled "Description of Shares of VSI Holdings Common Stock Surrendered." If the certificate and/or check are to be issued in the name of a person(s) other than the record holder(s) or if the name of the record holder(s) needs to be corrected or changed (by marriage or otherwise), the box entitled "Special Payment Instructions" must be completed. If the certificate and/or check are to be sent to a person(s) other than the record holder(s) or to the record holder(s) at an address other than that shown in the box entitled "Description of VSI Holdings Common Shares Surrendered," the box entitled "Special Delivery Instructions" must be completed. If the box entitled "Special Payment Instructions" is completed, or the box entitled "Special Delivery Instructions" is completed other than for the sole purpose of changing the address of the record holder(s), the signature(s) of the person(s) signing this form of election and letter of transmittal must be guaranteed. See Instruction 4.

7.  IMPORTANT INFORMATION REGARDING 31% BACKUP WITHHOLDING

     Under U.S. federal income tax law, the holder of VSI Holdings common stock must report and certify his or her social security or other taxpayer identification number and further certify that the holder is not subject to backup withholding due to notified underreporting. Failure to complete the Substitute Form W-9 above could result in certain penalties as well as backup withholding of 31% of payments due to the holder. See the attached "Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9" for additional instructions.

8.   INADEQUATE SPACE

     If there is inadequate space to complete any box or to sign this form of election and letter of transmittal, the information or signatures required to be provided must be set forth on additional sheets substantially in the form of the corresponding portion of this form of election and letter of transmittal and attached to this form of election and letter of transmittal.

9.   INDICATION OF CERTIFICATE NUMBERS AND SHARES

     This form of election and letter of transmittal should indicate the certificate number(s) of the certificate(s) representing the shares of VSI Holdings common stock covered by this form of election and letter of transmittal and the number of shares represented by each certificate.

10. METHOD OF DELIVERY

     The method of delivery of all documents is at the option and risk of the holder of VSI Holdings common stock. If delivery is by mail, the use of registered mail, with return receipt requested, properly insured, is strongly recommended. A return envelope is enclosed. It is suggested that this form of election and letter of transmittal be hand delivered or mailed to the exchange agent as soon as possible. Delivery of the documents will be deemed effective, and risk of loss and title with respect thereto will pass, only when materials are actually received by the exchange agent.

11. PAYMENT WILL BE MADE BY A SINGLE CHECK OR CERTIFICATE

     Normally, a single check and/or a single certificate representing SPX common stock will be issued; however, if for tax purposes or otherwise a holder wishes to have the certificates issued in particular denominations, explicit written instructions should be provided to the exchange agent. Holders participating in a joint election will receive a single check or share certificate for the holders' shares of VSI Holdings common stock.

12. LOST CERTIFICATES

     If any certificate representing VSI Holdings common stock has been lost, stolen or destroyed, the holder should notify the exchange agent in writing and await instructions as to how to proceed.

13. NON-CONSUMMATION OF MERGER

     Consummation of the merger is subject to the required approval of the shareholders of VSI Holdings and to the satisfaction of certain other conditions. No payments related to any surrender of the certificate(s) will be made prior to the consummation of the merger, and no payments will be made to shareholders if the merger agreement is terminated. If the merger agreement is terminated, all elections will be void and of no effect and certificates submitted to the exchange agent will be returned as soon as practicable to the persons submitting them.

14. VOTING RIGHTS AND DIVIDENDS

     Holders of VSI Holdings common stock will continue to have the right to vote and to receive any dividends paid on all VSI Holdings common stock deposited by them with the exchange agent until the merger becomes effective.

15. GUARANTEE OF DELIVERY

     Holders of VSI Holdings common stock whose certificates are not immediately available or who cannot deliver their certificates and all other required documents to the exchange agent or cannot complete the procedure for delivery of VSI Holdings common stock by book-entry transfer into the exchange agent's account at DTC prior to the election deadline, may deliver their VSI Holdings common stock by properly completing and duly executing a guarantee of delivery if (1) the guarantee of delivery is made by or through a member of a registered national securities exchange, a member of the National Association of Securities Dealers, Inc. or by a commercial bank or trust company in the United States, (2) prior to the election deadline, the exchange agent receives a properly completed and duly executed guarantee of delivery, as provided herein, together with a properly completed and duly executed form of election and letter of transmittal and any other documents required by this form of election and letter of transmittal; and (3) the certificates for all the VSI Holdings common stock covered by the guarantee of delivery, in proper form for transfer (or confirmation of a book-entry transfer of such VSI Holdings common stock into the exchange agent's account at DTC), are received by the exchange agent within the time set forth on the guarantee of delivery. If the above requirements are not satisfied in a timely manner, the holder will be deemed to have made a non-election.

16. CONSTRUCTION

     All elections will be considered in accordance with the terms and conditions of the merger agreement.

     All questions with respect to the form of election and letter of transmittal (including, without limitation, questions relating to the timeliness, effectiveness or revocation of any election) will be resolved by SPX in its sole discretion and such resolution will be final and binding.

     With the consent of SPX, the exchange agent may (but is not required to) waive any immaterial defects or variances in the manner in which the form of election and letter of transmittal has been completed and submitted so long as the intent of the holder of shares of VSI Holdings common stock submitting the form of election and letter of transmittal is reasonably clear. The exchange agent is under no obligation to provide notification of any defects in the deposit and surrender of any certificate(s) formerly representing VSI Holdings common stock.

17. MISCELLANEOUS

     No fraction of a share of SPX common stock will be issued upon the surrender for exchange of a certificate(s) for VSI Holdings common stock. Instead, the undersigned will receive a cash payment equal to the amount derived by multiplying the fractional share by $101.17.

     COMPLETING AND RETURNING THIS FORM OF ELECTION AND LETTER OF TRANSMITTAL DOES NOT HAVE THE EFFECT OF CASTING A VOTE WITH RESPECT TO APPROVAL OF THE MERGER AGREEMENT AND APPROVAL OF THE RELATED TRANSACTIONS AT THE SPECIAL MEETING OF SHAREHOLDERS OF VSI HOLDINGS).

18. QUESTIONS AND REQUESTS FOR INFORMATION

     Questions and requests for information or assistance relating to this form of election and letter of transmittal should be directed to EquiServe Trust Company, N.A., as exchange agent, at the following numbers: (1) for banks or
brokers:           and (2) for all other stockholder requests:           .
Additional copies of the proxy statement and this form of election and letter of transmittal may be obtained from EquiServe Trust Company, N.A. by calling the telephone number set forth in the preceding sentence.

            GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION
                         NUMBER ON SUBSTITUTE FORM W-9

GUIDELINES FOR DETERMINING THE PROPER IDENTIFICATION NUMBER TO GIVE THE PAYER.--Social Security numbers have nine digits separated by two hyphens: i.e., 000-00-0000. Employer identification numbers have nine digits separated by only one hyphen: i.e., 00-0000000. The table below will help determine the number to give to the payer.

------------------------------------------------------------
                                         GIVE THE
              FOR THIS TYPE OF ACCOUNT:  SOCIAL SECURITY
                                         NUMBER OF--
------------------------------------------------------------

 1.  An individual's account             The individual
 2.  Two or more individuals (joint      The actual owner of
     account)                            the account or, if
                                         combined funds, any
                                         one of the other
                                         individuals(1)
 3.  Husband and wife (joint account)    The actual owner of
                                         the account or, if
                                         joint funds, either
                                         person(1)
 4.  Custodian account of a minor        The minor(2)
     (Uniform Gift to Minors Act)
 5.  Adult and minor (joint account)     The adult or, if
                                         the minor is the
                                         only contributor,
                                         the minor(1)
 6.  Account in the name of guardian or  The ward, minor, or
     committee for a designated ward,    incompetent
     minor, or incompetent person        person(3)
 7.  a. The usual revocable savings      The grantor-
        trust account (grantor is also   trustee(1)
        trustee)
     b. So-called trust account that is  The actual owner(1)
        not a legal or valid trust
        under the State law
------------------------------------------------------------
------------------------------------------------------------
                                         GIVE THE EMPLOYER
              FOR THIS TYPE OF ACCOUNT:  IDENTIFICATION
                                         NUMBER OF--
------------------------------------------------------------

 8.  Sole proprietorship account         The Owner(4)
 9.  A valid trust, estate, or pension   The legal entity
     trust                               (Do not provide the
                                         identification
                                         number of the
                                         personal
                                         representative or
                                         trustee unless the
                                         legal entity itself
                                         is not designated
                                         in the account
                                         title)(5)
10.  Corporate account                   The corporation
11.  Religious, charitable, or           The organization
     educational organization account
12.  Partnership account                 The partnership
13.  Association, club or other tax-     The organization
     exempt organization
14.  A broker or registered nominee      The broker or
                                         nominee
15.  Account with the Department of      The public entity
     Agriculture in the name of a
     public entity (such as State or
     local government, school district,
     or prison) that receives
     agricultural program payments
------------------------------------------------------------

(1) List first and circle the name of the person whose number you provide.
(2) Circle the minor's name and furnish the minor's social security number.
(3) Circle the ward's, minor's or incompetent person's name and provide that person's social security number.
(4) Show the name of the owner.
(5) List first and circle the name of the legal trust, estate, or pension trust.

NOTE: If no name is circled when there is more than one name, the number will be considered to be that of the first name listed.

            GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION
                         NUMBER ON SUBSTITUTE FORM W-9

OBTAINING A NUMBER

If you do not have a taxpayer identification number or you do not know your number, you must file Form SS-5, Application for a Social Security Number Card, or Form SS-4, Application for an Employer Identification Number. These forms may be obtained at your local office of the Social Security Administration or the Internal Revenue Service. You may also obtain Form SS-5 on the Internet at http://www.ssa.gov or Form SS-4 at http://www.irs.gov.

PAYEES EXEMPT FROM BACKUP WITHHOLDING

Payees specifically exempted from backup withholding on ALL payments include the following:
  - A corporation.
  - A financial institution.
  - An organization exempt from tax under Section 501(a) of the Internal Revenue Code of 1986, as amended, or an individual retirement plan.
  - The United States or any agency or instrumentality thereof.
  - A State, the District of Columbia, a possession of the United States, or any subdivision or instrumentality thereof.
  - A foreign government, a political subdivision of a foreign government, or any agency or instrumentality thereof.
  - An international organization or any agency or instrumentality thereof.
  - A registered dealer in securities or commodities registered in the U.S. or a possession of the U.S.
  - A real estate investment trust.
  - A common trust fund operated by a bank under Section 584(a) of the Code.
  - An exempt charitable remainder trust, or a non-exempt trust described in section 4947(a)(1) of the Code.
  - An entity registered at all times under the Investment Company Act of 1940.
  - A foreign central bank of issue.

  Payments of dividends and patronage dividends not generally subject to backup withholding include the following:
  - Payments to nonresident aliens subject to withholding under section 1441 of the Code.
  - Payments to partnerships not engaged in a trade or business in the United States and which have at least one nonresident partner.
  - Payments of patronage dividends not paid in money.
  - Payments made by certain foreign organizations.

  Payments of interest not generally subject to backup withholding include:
  - Payments of interest on obligations issued by individuals.
  - Payments of tax-exempt interest (including exempt-interest dividends under section 852) of the Code.
  - Payments described in section 6049(b)(5) of the Code to non-resident aliens.
  - Payments on tax-free covenant bonds under section 1451 of the Code.
  - Payments made by certain foreign organizations. Payments made to a nominee.

NOTE: You may be subject to backup withholding if this interest is $600 or more and is paid in the course of the payer's trade or business and you have not provided your correct taxpayer identification number to the payer.

Exempt payees described above must still complete the Substitute Form W-9 enclosed with this form of election and letter of transmittal to avoid possible erroneous backup withholding. FILE SUBSTITUTE FORM W-9 WITH THE PAYER, REMEMBERING TO CERTIFY YOUR TAXPAYER IDENTIFICATION NUMBER ON PART III OF THE FORM, WRITE "EXEMPT" ON THE FACE OF THE FORM, AND SIGN AND DATE THE FORM AND RETURN IT TO THE PAYER. IF YOU ARE A NON-RESIDENT ALIEN OR A FOREIGN ENTITY NOT SUBJECT TO BACKUP WITHHOLDING GIVE THE PAYER A COMPLETED FORM W-8 CERTIFICATE OF FOREIGN STATUS.

  Payments that are not subject to information reporting are also not subject to backup withholding. For details, see sections 6041, 6041A, 6042, 6044, 6045, 6049, 6050A, and 6050N of the Code and their regulations.

PRIVACY ACT NOTICE -- Section 6109 of the Code requires most recipients of dividends, interest, or other payments to give taxpayer identification numbers to payers who must report the payments to the IRS. The IRS uses the numbers for identification purposes and to help verify the accuracy of your tax return. Payers must be given the numbers whether or not recipients are required to file a tax return. The IRS may also provide this information to the Department of Justice and state and local authorities for tax administration and enforcement purposes. Payers must generally withhold 31% of taxable interest, dividends, and certain other payments to a payee who does not furnish a taxpayer identification number to a payer. Certain penalties may also apply.

PENALTIES

(1) PENALTY FOR FAILURE TO FURNISH TAXPAYER IDENTIFICATION NUMBER -- If you fail to furnish your taxpayer identification number to a payer, you are subject to a penalty of $50 for each such failure unless your failure is due to reasonable cause and not to willful neglect.

(2) CIVIL PENALTY FOR FALSE INFORMATION WITH RESPECT TO WITHHOLDING -- If you make a false statement with no reasonable basis that results in no imposition of backup withholding, you are subject to a penalty of $500.

(3) CRIMINAL PENALTY FOR FALSIFYING INFORMATION -- Falsifying certifications or affirmations may subject you to criminal penalties including fines and/or imprisonment.

                  FOR ADDITIONAL INFORMATION CONTACT YOUR TAX
                  CONSULTANT OR THE INTERNAL REVENUE SERVICE.